SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
              Proxy Statement Pursuant to Section 14(a) Securities
                              Exchange Act of 1934

Filed by the registrant [  ]
Filed by a party other than the registrant [ X]

Check the appropriate box:

      [  ]  Preliminary  proxy  statement
      [  ]  Definitive  proxy  statement
      [ X]  Definitive additional materials
      [  ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                      AMERICAN INDUSTRIAL PROPERTIES REIT
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                (Name of Registrant as Specified in Its Charter)

                                PURE WORLD, INC.
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                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
     [ ] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
     [ ] $500 per  each  party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     [ ] Fee computed on table below per Exchange  Act Rules  14a-6(i)(4)  and
         0-11.

(1)      Title of each class of securities to which transaction applies:
            Shares of Beneficial Interest
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(2)      Aggregate number of securities to which transactions applies:

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(3)      Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

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(4)      Proposed maximum aggregate value of transaction:

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     [ ] Check box if any part of the fee is offset as provided by Exchange  Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the form or schedule and the date of its filing.

(1)      Amount previously paid:
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(2)      Form, schedule or registration statement no.:
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(3)      Filing party:
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(4)      Date filed:
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1 Set forth the amount on which the filing fee is calculated and state how it was determined.

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                                PURE WORLD, INC.
                          376 Main Street, P.O. Box 74
                          Bedminster, New Jersey 07921
                                 (908) 234-9220
                                 (Call Collect)








Dear Fellow Shareholder:

         In our last two (2) proxy mailings your proxy card may not have included your dividend reinvestment shares. We have enclosed a revised proxy card which states the total number of shares which you own in American Industrial Properties REIT.

         Please sign, date and mail back the WHITE proxy card in the envelope provided for that purpose.

                                        Sincerely,

                                        PURE WORLD, INC.

                                        /s/ John W. Galuchie, Jr.
                                        --------------------------
                                        John W. Galuchie, Jr.
                                        Executive Vice President